4th Quarter & Fiscal Year 2016 Earnings Release Parker Hannifin Corporation August 4, 2016 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Safe Harbor Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments, disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; the ability to implement successfully the company's capital allocation initiatives, including the timing, price and execution of share repurchases; increases in raw material costs that cannot be recovered in product pricing; the company's ability to manage costs related to insurance and employee retirement and health care benefits; threats associated with and efforts to combat terrorism and cyber-security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law. This presentation reconciles (a) sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions and the effects of currency exchange rates, (b) cash flow from operating activities and cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow from operating activities and cash flow from operating activities as a percent of sales without the effect of a discretionary pension plan contribution, (c) segment operating income and operating margins reported in accordance with U.S. GAAP to segment operating income and operating margins without the effect of business realignment charges and voluntary retirement expenses and, (d) net income and earnings per diluted share reported in accordance with U.S. GAAP to net income and earnings per diluted share without the effect of business realignment charges and voluntary retirement expenses. The effects of acquisitions, currency exchange rates, discretionary pension plan contributions, business realignment charges and voluntary retirement expenses are removed to allow investors and the company to meaningfully evaluate changes in sales, and cash flow from operating activities as a percent of sales, segment operating income, operating margins, net income and earnings per diluted share on a comparable basis from period to period. Full year adjusted guidance removes business realignment charges. Please visit www.PHstock.com for more information 2

Agenda 3 • Chairman and CEO Comments • Questions and Answers • Results and Outlook

4 Chairman and CEO Comments 4th Quarter FY2016  Fourth Quarter Sales of $2.96B, Sequential Improvement in Sales  As Reported Earnings per Share of $1.77 ($1.90 Adjusted)  Impressive Margin & Decremental MROS Performance Full Year FY2016  YTD Operating Cash Flow 10.3% of Sales (12.1% Adjusted)  Executed Significant Restructuring and Simplification: $109M  As Reported Decremental Margins of 19.5%  Repurchased $558M of Parker Shares in FY2016

5 Chairman and CEO Comments Full Year FY2017 Guidance  Initiating FY17 Adjusted EPS Guidance of $6.40 - $7.10 ($6.75 midpoint)  Sales Essentially Flat for the Year, Increased Earnings  Realignment Expenses of $48 million or $0.25 per share Win Strategy Execution  Meaningful Progress Across our Strategic Initiatives  Confident in Achieving our FY20 Financial Objectives

Diluted Earnings Per Share 4th Quarter FY2016 6 *Adjusted for Business Realignment Charges/Voluntary Retirement Expense **Adjusted for Business Realignment Charges

Influences on Adjusted Earnings Per Share 4th Quarter FY2016 vs. 4th Quarter FY2015 7 *FY15 Q4 EPS Adjusted for Business Realignment Charges/Voluntary Retirement Expense **FY16 Q4 EPS Adjusted for Business Realignment Charges

Influences on Adjusted Earnings Per Share FY2016 vs. FY2015 8 *FY15 EPS Adjusted for Business Realignment Charges/Voluntary Retirement Expense **FY16 EPS Adjusted for Business Realignment Charges

Sales & Segment Operating Margin Total Parker 9 $ in millions 4th Quarter FY2016 % Change FY2015 Sales As Reported 2,957$ (6.0)% 3,144$ Acquisitions 11 0.3 % Currency (31) (1.0)% Organic Sales 2,977$ (5.3)% FY2016 % of Sales FY2015 % of Sales Segment Operating Margin As Reported 437$ 14.8% 440$ 14.0 % Business Realignment 25 27 Adjusted 462$ 15.6% 468$ 14.9 % Full Year FY2016 % Change FY2015 11,361$ (10.6)% 12,711$ 42 0.3% (404) (3.2)% 11,723$ (7.7)% FY2016 % of Sales FY2015 % of Sales 1,576$ 13.9% 1,838$ 14.5% 107 50 1,682$ 14.8% 1,888$ 14.9%

Sales & Segment Operating Margin Diversified Industrial North America 10 $ in millions 4th Quarter FY2016 % Change FY2015 Sales As Reported 1,260$ (10.8)% 1,413$ Acquisitions 2 0.1 % Currency (8) (0.6)% Organic Sales 1,266$ (10.3)% FY2016 % of Sales FY2015 % of Sales Segment Operating Margin As Reported 221$ 17.5% 229$ 16.2 % Business Realignment 5 15 Adjusted 226$ 18.0% 244$ 17.3 % Full Year FY2016 % Change FY2015 4,955$ (13.3)% 5,716$ 9 0.1% (60) (1.0)% 5,006$ (12.4)% FY2016 % of Sales FY2015 % of Sales 790$ 15.9% 956$ 16.7% 42 16 832$ 16.8% 972$ 17.0%

Sales & Segment Operating Margin Diversified Industrial International 11 Full Year FY2016 % Change FY2015 4,146$ (12.6)% 4,741$ 33 0.7% (339) (7.1)% 4,452$ (6.2)% FY2016 % of Sales FY2015 % of Sales 448$ 10.8% 584$ 12.3% 61 27 509$ 12.3% 611$ 12.9% $ in millions 4th Quarter FY2016 % Change FY2015 Sales As Reported 1,095$ (4.2)% 1,142$ Acquisitions 9 0.8 % Currency (23) (2.0)% Organic Sales 1,109$ (3.0)% FY2016 % of Sales FY2015 % of Sales Segment Operating Margin As Reported 119$ 10.8% 118$ 10.3 % Business Realignment 18 6 Adjusted 137$ 12.6% 124$ 10.9%

Sales & Segment Operating Margin Aerospace Systems 12 $ in millions 4th Quarter FY2016 % Change FY2015 Sales As Reported 602$ 2.2% 589$ Acquisitions - - % Currency - - % Organic Sales 602$ 2.2 % FY2016 % of Sales FY2015 % of Sales Segment Operating Margin As Reported 98$ 16.2% 93$ 15.9 % Business Realignment 1 6 Adjusted 99$ 16.4% 99$ 16.9 % Full Year FY2016 % Change FY2015 2,260$ 0.3% 2,254$ - - % (5) (0.2)% 2,265$ 0.5 % FY2016 % of Sales FY2015 % of Sales 337$ 14.9% 299$ 13.3% 4 6 341$ 15.1% 305$ 13.5%

Order Rates 13 Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Systems Aerospace Systems is calculated using a 12-month rolling average Jun 2016 Mar 2016 Jun 2015 Mar 2015 Total Parker 1%- 6%- 9%- 4%- Diversified Industrial North America 10%- 9%- 9%- 6%- Diversified Industrial International 3%+ 6%- 5%- 3%- Aerospace Systems 14%+ 1%+ 14%- 3%-

Adjusted Cash Flow from Operating Activities 14 *Adjusted for discretionary pension plan contribution 4th Quarter Full Year FY 2016 % of Sales FY 2015 % of Sales FY 2016 % of Sales FY 2015 % of Sales As Reported Cash Flow From Operating Activities 488 16.5% 5 1 16.2% 1,170 10.3% 1302 10.2% Discreti nary Pension Plan Contribution 20 Adjusted Cash Flow From Operating Activities 488 16.5 511 16.2 1,370 12.1 1302 10.2

FY2017 Guidance Adjusted EPS Initiated at $6.75 Midpoint 15 FY17 Adjusted Segment Operating Margins exclude Business Realignment Charges FY17 Adjusted Earnings Per Share excludes Business Realignment Charges Sales Growth vs. Prior Year Diversified Industrial North America (4.7%) - (0.7%) Diversified Industrial International 1.2% - 5.2% Aerospace Systems 0.8% - 2.8% Total Parker (1.5%) - 2.1% Adjusted Segment Operating Margins Diversified Industrial North America 17.3% - 17.7% Diversified Industrial International 13.0% - 13.4% Aerospace Systems 15.1% - 15.5% Total Parker 15.2% - 15.6% Below the Line Items Corporate General & Administrative Expense, Interest and Other $469 M Tax Rate Full Year 29% Shares Diluted Shares Outstanding (Full Year Average) 135.5M Earnings Per Share As Reported Range $6.15 - $6.85 Adjusted Range $6.40 - $7.10

FY2017 Guidance FY17 Guidance vs FY16 Actual 16 *Adjusted for Business Realignment Charges

17

Appendix  Consolidated Statement of Income  Reconciliation of Net Income & EPS  Business Segment Information  Reconciliation of Segment Operating Margin  Consolidated Balance Sheet  Consolidated Statement of Cash Flows  Reconciliation of Forecasted EPS  Supplemental Sales Information – Global Technology Platforms

Consolidated Statement of Income 19 Three Months Ended June 30, Tw elve Months Ended June 30, (Dollars in thousands except per share amounts) 2016 2015 2016 2015 Net sales 2,957,150$ 3,144,508$ 11,360,753$ 12,711,744$ Cost of sales 2,272,455 2,420,780 8,823,384 9,655,245 Gross profit 684,695 723,728 2,537,369 3,056,499 Selling, general and administrative expenses 338,572 391,796 1,359,360 1,544,746 Interest expense 32,715 34,797 136,517 118,406 Other (income), net (22,798) (6,838) (73,236) (38,893) Income before income taxes 336,206 303,973 1,114,728 1,432,240 Income taxes 94,295 124,388 307,512 419,687 Net income 241,911 179,585 807,216 1,012,553 Less: Noncontrolling interests 115 131 376 413 Net income attributable to common shareholders 241,796$ 179,454$ 806,840$ 1,012,140$ Earnings per share attributable to common shareholders: Basic earnings per share 1.80$ 1.29$ 5.96$ 7.08$ Diluted earnings per share 1.77$ 1.27$ 5.89$ 6.97$ Average shares outstanding during period - Basic 134,385,814 138,674,443 135,353,321 142,925,327 Average shares outstanding during period - Diluted 136,255,977 141,000,940 136,911,690 145,112,150 Cash dividends per common share .63$ .63$ 2.52$ 2.37$

Reconciliation of Net Income & EPS 20 RECONCILIATION OF NET INCOME AND EARNINGS PER DILUTED SHARE TO ADJUSTED NET INCOME AND EARNINGS PER DILUTED SHARE Net income 241,911$ 179,585$ 807,216$ 1,012,553$ Adjustments: Voluntary retirement expense - 15,034 - 15,034 Business realignment charges 17,828 7,014 78,069 25,180 Adjusted net income 259,739$ 201,633$ 885,285$ 1,052,767$ Earnings per diluted share 1.77$ 1.27$ 5.89$ 6.97$ Adjustments: Voluntary retirement expense - 0.11 - 0.11 Business realignment charges 0.13 0.05 0.57 0.17 Adjusted earnings per diluted share 1.90$ 1.43$ 6.46$ 7.25$ Three Months Ended June 30, Tw elve Months Ended June 30, (Dollars in thousands except per share amounts) 2016 2015 2016 2015

Business Segment Information 21 Three Months Ended June 30, Tw elve Months Ended June 30, (Dollars in thousands) 2016 2015 2016 2015 Net sales Diversif ied Industrial: North America 1,260,203$ 1,413,098$ 4,955,211$ 5,715,742$ International 1,094,585 1,142,231 4,145,272 4,741,376 Aerospace Systems 602,362 589,179 2,260,270 2,254,626 Total 2,957,150$ 3,144,508$ 11,360,753$ 12,711,744$ Segment operating income Diversif ied Industrial: North America 221,158$ 228,861$ 789,667$ 955,501$ International 118,634 118,134 448,457 583,937 Aerospace Systems 97,526 93,494 337,531 298,994 Total segment operating income 437,318 440,489 1,575,655 1,838,432 Corporate general and administrative expenses 46,620 63,077 173,203 215,396 Income before interest and other 390,698 377,412 1,402,452 1,623,036 Interest expense 32,715 34,797 136,517 118,406 Other expense 21,777 38,642 151,207 72,390 Income before income taxes 336,206$ 303,973$ 1,114,728$ 1,432,240$

22 Reconciliation of Segment Operating Margin Three Months Ended June 30, 2016 Three Months Ended June 30, 2015 Operating margin Operating margin Total segment operating income 437,318$ 14.8% 440,489$ 14.0% Adjustments: Voluntary retirement expense - 18,057 Business realignment charges 25,024 9,150 Adjusted total segment operating income 462,342$ 15.6% 467,696$ 14.9% Twelve Months Ended June 30, 2016 Tw elve Months Ended June 30, 2015 Operating margin Operating margin Total segment operating income 1,575,655$ 13.9% 1,838,432$ 14.5% Adjustments: Voluntary retirement expense - 18,057 Business realignment charges 106,642 31,849 Adjusted total segment operating income 1,682,297$ 14.8% 1,888,338$ 14.9%

Consolidated Balance Sheet 23 June 30, June 30, (Dollars in thousands) 2016 2015 Assets Current assets: Cash and cash equivalents 1,221,653$ 1,180,584$ Marketable securities and other investments 882,342 733,490 Trade accounts receivable, net 1,593,920 1,620,194 Non-trade and notes receivable 232,183 364,534 Inventories 1,173,329 1,300,459 Prepaid expenses 104,360 241,684 Total current assets 5,207,787 5,440,945 Plant and equipment, net 1,568,100 1,664,022 Goodw ill 2,903,037 2,942,679 Intangible assets, net 922,571 1,013,439 Other assets 1,455,243 1,218,197 Total assets 12,056,738$ 12,279,282$ Liabilities and equity Current liabilities: Notes payable 361,840$ 223,142$ Accounts payable 1,034,589 1,092,138 Accrued liabilities 841,915 894,555 Accrued domestic and foreign taxes 127,597 139,285 Total current liabilities 2,365,941 2,349,120 Long-term debt 2,675,000 2,723,960 Pensions and other postretirement benefits 2,076,143 1,699,197 Deferred income taxes 54,395 63,222 Other liabilities 306,581 336,214 Shareholders' equity 4,575,255 5,104,287 Noncontrolling interests 3,423 3,282 Total liabilities and equity 12,056,738$ 12,279,282$

Consolidated Statement of Cash Flows 24 Tw elve Months Ended June 30, (Dollars in thousands) 2016 2015 Cash flows from operating activities: Net income 807,216$ 1,012,553$ Depreciation and amortization 306,843 317,491 Stock incentive plan compensation 71,293 96,093 Gain on sale of businesses (10,666) (6,420) Loss on disposal of assets 414 14,953 (Gain) loss on sale of marketable securities (723) 3,817 Net change in receivables, inventories, and trade payables 85,414 (13,948) Net change in other assets and liabilities (47,012) (63,679) Other, net (42,936) (58,919) Net cash provided by operating activities 1,169,843 1,301,941 Cash flows from investing activities: Acquisitions (net of cash of $3,814 in 2016 and $8,332 in 2015) (67,552) (18,618) Capital expenditures (149,407) (215,527) Proceeds from sale of plant and equipment 18,821 19,655 Proceeds from sale of businesses 24,325 37,265 Purchases of marketable securities and other investments (1,351,464) (1,747,333) Maturities and sales of marketable securities and other investments 1,300,633 1,391,396 Other, net (39,995) (46,001) Net cash (used in) investing activities (264,639) (579,163) Cash flows from financing activities: Net payments for common stock activity (546,304) (1,371,662) Net proceeds from debt 85,843 667,307 Dividends (341,962) (340,389) Net cash (used in) financing activities (802,423) (1,044,744) Effect of exchange rate changes on cash (61,712) (111,005) Net increase (decrease) in cash and cash equivalents 41,069 (432,971) Cash and cash equivalents at beginning of period 1,180,584 1,613,555 Cash and cash equivalents at end of period 1,221,653$ 1,180,584$

Reconciliation of Forecasted EPS 25 Fiscal Year 2017 Forecasted earnings per diluted share $6.15 to $6.85 Adjustments: Business realignment charges .25 Adjusted forecasted earnings per diluted share $6.40 to $7.10

Supplemental Sales Information Global Technology Platforms 26 (Unaudit d) (Dollars in thousands) September 30, 2015 December 31, 2015 March 31, 2016 June 30, 2016 September 30, 2015 December 31, 2015 March 31, 2016 June 30, 2016 Net sales Diversif ied Industrial: Motion Systems 802,495$ 754,923$ 789,445$ 837,616$ 802,495$ $ 1,557,418 $ 2,346,863 $ 3,184,479 Flow and Process Control 881,911 805,611 855,702 883,233 881,911 1,687,522 2,543,224 3,426,457 Filtration and Engineered Materials 640,371 592,704 622,533 633,939 640,371 1,233,075 1,855,608 2,489,547 Aerospace Systems 544,571 552,352 560,985 602,362 544,571 1,096,923 1,657,908 2,260,270 Total 2,869,348$ 2,705,590$ 2,828,665$ 2,957,150$ 2,869,348$ 5,574,938$ 8,403,603$ 11,360,753$ Three Months Ending Fiscal Year-to-Date